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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 27, 2000


                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 000-22647
                        --------------------------------


             Massachusetts                                04-3126919
----------------------------------------------       --------------------
(State or Other Jurisdiction of Incorporation )         (IRS Employer
                                                      Identification No.)

112 Turnpike Road, Westborough, Massachusetts                   01581
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(Address of Principal Executive Offices)                      (Zip Code)


                                (508) 870-0963
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
                        (Former Name or Former Address,
                         if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

On March 27, 2000, Peritus Software Services, Inc. (the "Company") announced that Rocket Software, Inc. ("Rocket"), a privately held software company, invested $4,000,000 in Peritus.

Under the terms of the Common Stock Purchase Agreement, which was negotiated over the past few months, Rocket Software invested $4,000,000 in cash in Peritus in exchange for 10,000,000 restricted shares of Peritus common stock ($0.40 per share). The shares represent approximately 37% of the total shares outstanding after the investment and the Company has granted Rocket certain registration rights with respect to the shares. In early April, Andrew Youniss, President and Co-founder of Rocket, and Johan Magnusson, Chief Operating Officer and Co-founder of Rocket are expected to be elected to the Peritus Board of Directors joining existing Directors Dominic Chan, Axel Leblois, and Roland Pampel.

In addition to the investment, Peritus expects Matt Kelley, Rocket's Chief Technology Officer, to join the existing Peritus Research and Development team in its efforts to extend the Peritus SAM Workbench product. Rocket is expected to facilitate the introductions of Peritus to the Rocket customer base and work closely with Peritus in any other areas that are of strategic benefit to both companies.

Based on the closing price of Peritus common stock of $0.80 per share on March 27, 2000, the Company will record a one-time charge related to the investment of approximately $4,000,000 in the first quarter ending March 31, 2000.

The details of the announcement are set forth in the Company's Press Release dated March 27, 2000, a copy of which is filed with the Securities and Exchange Commission as Exhibit 99.

This Current Report on Form 8-K includes forward-looking statements that are subject to a number of risks and uncertainties. All statements, other than statements of historical facts included in this Current Report on Form 8-K, regarding the Company's strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words "will", "believe", "anticipate", "intend", "estimate", "expect", "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company cannot guarantee future results, levels of activity, performance or achievements, and a reader should not place undue reliance on the Company's forward-looking
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statements.  The Company's forward-looking statements do not reflect the potential impact of any future transactions or strategic alliances. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended, the Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 and other public filings made by the Company with the Securities and Exchange Commission, which factors are incorporated herein by reference. From time to time, the Company may also provide oral or written forward-looking statements in other materials it releases to the public. The Company does not assume any obligation to update any of the forward-looking statements it makes.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        (a)  Financial Statements.

             None.

        (b)  Pro Forma Financial Information.

             None.

       (c)   Exhibits.

             99.  Press Release dated March 27, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2000

                                    PERITUS SOFTWARE SERVICES, INC.

                                    BY: /s/ John  Giordano
                                        ------------------
                                    Name:  John  Giordano
                                    Title: President, Chief Executive
                                           Officer and Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
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99                Press Release dated March 27, 2000